                                                                    EXHIBIT 10.5
APPENDIX A - REVISED

                           RESTRICTED STOCK UNIT AWARD
                                   LEO BLECHER
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.       DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Pre-Tax EPX.

         "Base Year Pre-Tax EPX" shall mean Pre-Tax Operating Earnings Per Share divided by Fully Diluted Shares. Operating Earnings Per Share shall be the final Base Year earnings per share excluding certain items as approved by the Board consistent with past practice and reported by the company in its fiscal year end earnings release.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II.      PERFORMANCE TARGETS

---------------------------------- ------------------------- ---------------------------- ----------------------------
80,000 Restricted Units                28,000 Threshold      64,000 Intermediate                80,000 Stretch
---------------------------------- ------------------------- ---------------------------- ----------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded

----------------------------------------------------------------------------------------------------------------------
Corporation's debt must be Investment Grade at the end of the Performance Period, and in any year in which vesting occurs.
----------------------------------------------------------------------------------------------------------------------

III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

"A" equals Base Year Pre-Tax EPX

Year 3 allocation                 EPS Growth         Share Alloc          x vesting         Shares earned
-----------------                 ----------
$2.04 - $2.18                      8%-10.4%             28,000                  15%              4,200

$2.19 - $2.45                    10.5%-14.9%            64,000                  15%              9,600

$2.46 +                              15%                80,000                  15%             12,000

Year 4 allocation                 EPS Growth         Share Alloc          x vesting         Shares earned
-----------------                 ----------

$2.20 - $2.41                      8%-10.4%             28,000                  20%              5,600

$2.42 - $2.82                    10.5%-14.9%            64,000                  20%             12,800

$2.83                                15%                80,000                  20%             16,000

Year 5 Allocation                                                                           Shares earned
-----------------

$2.38                                   8.0%            28,000                 100%             28,000

$2.39                                   8.1%            29,440                 100%             29,440

$2.40                                   8.2%            30,880                 100%             30,880

$2.41                                   8.3%            32,320                 100%             32,320

$2.42                                   8.4%            33,760                 100%             33,760

$2.44                                   8.5%            35,200                 100%             35,200

$2.45                                   8.6%            36,640                 100%             36,640

$2.46                                   8.7%            38,080                 100%             38,080

$2.47                                   8.8%            39,520                 100%             39,520

$2.48                                   8.9%            40,960                 100%             40,960

$2.49                                   9.0%            42,400                 100%             42,400

Year 5 Allocation                                                                           Shares earned
$2.50                                   9.1%           43,840                  100%             43,840

$2.52                                   9.2%           45,280                  100%             45,280

$2.53                                   9.3%           46,720                  100%             46,720

$2.54                                   9.4%           48,160                  100%             48,160

$2.55                                   9.5%           49,600                  100%             49,600

$2.56                                   9.6%           51,040                  100%             51,040

$2.57                                   9.7%           52,480                  100%             52,480

$2.59                                   9.8%           53,920                  100%             53,920

$2.60                                   9.9%           55,360                  100%             55,360

$2.61                                  10.0%           56,800                  100%             56,800

$2.62                                  10.1%           58,240                  100%             58,240

$2.63                                  10.2%           59,680                  100%             59,680

$2.64                                  10.3%           61,120                  100%             61,120

$2.66                                  10.4%           62,560                  100%             62,560

$2.67                                  10.5%           64,000                  100%             64,000

$2.68                                  10.6%           64,356                  100%             64,356

$2.69                                  10.7%           64,711                  100%             64,711

$2.71                                  10.8%           65,067                  100%             65,067

$2.72                                  10.9%           65,422                  100%             65,422

$2.73                                  11.0%           65,778                  100%             65,778

$2.74                                  11.1%           66,133                  100%             66,133

Year 5 Allocation                                                                           Shares earned
$2.75                                  11.2%           66,489                  100%             66,489

$2.77                                  11.3%           66,844                  100%             66,844

$2.78                                  11.4%           67,200                  100%             67,200

$2.79                                  11.5%           67,556                  100%             67,556

$2.80                                  11.6%           67,911                  100%             67,911

$2.82                                  11.7%           68,267                  100%             68,267

$2.83                                  11.8%           68,622                  100%             68,622

$2.84                                  11.9%           68,978                  100%             68,978

$2.86                                  12.0%           69,333                  100%             69,333

$2.87                                  12.1%           69,689                  100%             69,689

$2.88                                  12.2%           70,044                  100%             70,044

$2.89                                  12.3%           70,400                  100%             70,400

$2.91                                  12.4%           70,756                  100%             70,756

$2.92                                  12.5%           71,111                  100%             71,111

$2.93                                  12.6%           71,467                  100%             71,467

$2.95                                  12.7%           71,822                  100%             71,822

$2.96                                  12.8%           72,178                  100%             72,178

$2.97                                  12.9%           72,533                  100%             72,533

$2.98                                  13.0%           72,889                  100%             72,889

$3.00                                  13.1%           73,244                  100%             73,244

$3.01                                  13.2%           73,600                  100%             73,600

$3.02                                  13.3%           73,956                  100%             73,956

Year 5 Allocation                                                                           Shares earned
$3.04                                  13.4%           74,311                  100%             74,311

$3.05                                  13.5%           74,667                  100%             74,667

$3.06                                  13.6%           75,022                  100%             75,022

$3.08                                  13.7%           75,378                  100%             75,378

$3.09                                  13.8%           75,733                  100%             75,733

$3.11                                  13.9%           76,089                  100%             76,089

$3.12                                  14.0%           76,444                  100%             76,444

$3.13                                  14.1%           76,444                  100%             76,444

$3.15                                  14.2%           76,444                  100%             76,444

$3.16                                  14.3%           76,444                  100%             76,444

$3.17                                  14.4%           76,444                  100%             76,444

$3.19                                  14.5%           76,444                  100%             76,444

$3.20                                  14.6%           76,444                  100%             76,444

$3.22                                  14.7%           76,444                  100%             76,444

$3.23                                  14.8%           76,444                  100%             76,444

$3.24                                  14.9%           76,444                  100%             76,444

$3.26                                  15.0%           80,000                  100%             80,000

*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)



In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2006 or 2007.